UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Gregory F. Niland

Capital World Growth and Income Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2022

Global flexibility:
Following opportunity
anywhere

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–17.11%	4.50%	7.84%
Class A shares (reflecting 5.75% maximum sales charge)	–22.05	3.03	6.95

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.53% for Class F-2 shares and 0.76% for Class A shares as of the prospectus dated February 1, 2023 (unaudited), and is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2022, was 1.35% for Class F-2 shares and 1.05% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

15	Financial statements

39	Board of trustees and other officers

Fellow investors:

Amid high inflation, rising interest rates and slowing growth across major economies, global stocks declined during Capital World Growth and Income Fund’s fiscal year.

The fund’s Class F-2 shares recorded a –10.26% total return for the 12 months ended November 30, 2022. This result exceeded the 11.62% loss of its primary benchmark, the MSCI ACWI (All Country World Index). While we are disappointed with the fund’s negative result, we are gratified that it held up better than the broader market in a difficult environment. As shown in the table below, the fund, which takes a long-term perspective, has outpaced the index over its lifetime.

Capital World Growth and Income Fund seeks to provide investors with long-term capital appreciation as well as current income in the form of dividends. For investors in Class F-2 shares, the fund paid dividends totaling about $1.16 a share during the fiscal year. The fund also paid capital gains totaling just over $3.31 a share. Investors who reinvested dividends recorded an income return of 1.89%.

Inflation and war weigh on stocks

The fiscal year began on a positive note for stocks. Strong corporate earnings and aggressive government stimulus fueled major equity markets to a series of new highs in the opening weeks of the period. By January, however, a series of developments began to pressure stock prices and unnerve investors.

Inflation, initially sparked by COVID-era stimulus and global supply chain breakdowns, broadened through much of the period and rose sharply — exacerbated by the war in Ukraine and the resulting sanctions. In the U.S., the Consumer Price Index, a broad measure of inflation that averages consumer prices paid for a basket of goods and services, climbed 8.6% in May from the previous year, sending inflation to its highest rate in 40 years. Similarly, in the eurozone inflation reached its highest level since the euro currency was launched 23 years ago. In response, central banks around the world aggressively raised interest rates to bring consumer prices under control. For example, the U.S. Federal Reserve increased rates six times

Results at a glance

For periods ended November 30, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 3/26/93)

Capital World Growth and Income Fund (Class F-2 shares)*	–10.26%	5.51%	8.41%	10.07%
Capital World Growth and Income Fund (Class A shares)	–10.46	5.27	8.15	9.84
MSCI ACWI (All Country World Index)†	–11.62	6.41	8.66	7.37

*	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
†	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

Capital World Growth and Income Fund	1

throughout the fiscal year. Of those six hikes, four increased the federal funds rate by 75 basis points each.

Rising rates were particularly hard on high-valuation growth stocks, including leading tech and consumer companies, as investors revised valuation assumptions that were based on a low cost of capital. Conversely, many dividend-paying and value-oriented stocks fared better in relative terms.

In February, the Russian invasion of Ukraine rattled markets and sent energy prices soaring as Western nations imposed bans on Russian oil and gas. Political tensions also weighed on European markets as prime ministers in the U.K., Italy and Sweden resigned. For the fiscal year, EU shares declined 13.5% in U.S. dollar terms, as measured by the MSCI EU Index.*

Shares of companies in China slid 28.1% amid slowing growth, rising tensions with the West and the country’s zero-COVID policy.

During the closing weeks of the fiscal year, most major stock markets posted gains amid signs that inflation was beginning to moderate. The U.S. dollar strengthened through much of the fiscal year. This proved to be a headwind for returns in non-U.S. markets. For example, while Japanese equities advanced 4.1% in local currency terms, that translated into a 15.3% decline for U.S. investors.

Most sectors decline

On a sector basis, seven of the 11 sectors in the MSCI ACWI lost ground, led by a 31.5% loss for communication services stocks. Many of the digitally oriented industries within the sector that soared during the COVID-19 pandemic, including entertainment, gaming and social media companies, lost the most ground as economies opened and subscriber growth slowed for many.

Consumer discretionary stocks also posted sizeable declines as concerns of inflation and the prospect of slower consumer spending impacted traditional retailers, travel and leisure companies.

A bright spot was the energy sector, which soared 43.6%, as reopening economies drove up oil and gas prices, as did the war in Ukraine. Stocks in the utilities and consumer staples sectors also recorded gains as investors sought the relative stability of these traditionally defensive sectors.

Inside the portfolio

The fund has broad flexibility to invest across geographies and industries in what its managers consider to be the best investment opportunities. However, the fund’s growth and income mandate has led managers to focus largely on established blue chip companies that have a track record of earnings growth and often paying dividends.

Because of this approach, the fund was lightly invested in many of the high-valuation technology and consumer companies that sustained the worst losses of the period. This lighter concentration helped the fund’s results in relative terms. That said, many of the fund’s largest detractors came from investments in these areas.

Software maker Microsoft and semiconductor-related companies Taiwan Semiconductor Manufacturing Company and ASML, all among the fund’s 10 largest investments, sustained double-digit losses, all of them somewhat impacted by the declining valuations for fast-growing tech companies amid rising rates. However, each dealt with unique challenges. Microsoft, the fund’s largest position, slid 22.8% as revenue from its cloud platform business missed expectations and the company forecasted lower sales growth in the coming year. Shares of ASML also fell as a plant fire, supply chain headwinds and trade tensions between China and the U.S. weighed on the company. Similarly, TSMC slid on recession fears and lingering supply chain constraints. Semiconductor designer and maker Broadcom, the fund’s second-largest investment, posted a modest decline but held up better than the broader market.

Select investments in the communication services and financials sectors also hurt results. Alphabet, parent company of

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes. The MSCI European Union (EU) Index captures large- and mid-cap representation across the 13 developed markets countries and four emerging markets countries in Europe. With 320 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the European equity universe.

2	Capital World Growth and Income Fund

Google, fell 28.8% on disappointing earnings and slowing ad revenue growth. Similarly, streaming media company Netflix plummeted 52.4% on investor concerns about subscriber growth. Luxury goods company LVMH, the fund’s sixth-largest position, posted a modest decline.

Holdings of energy companies were broadly positive but detracted from results in relative terms because of investments in some companies directly impacted by the war in Ukraine. Oil sands company Canadian Natural Resources soared 46%, benefiting from higher oil prices during the period.

Investments in the materials sector, particularly among metals and mining companies, were another source of strength for the fund. Brazilian mining company Vale, the fund’s No. 3 investment, surged as commodity prices rose amid the war in Ukraine. Fortescue Metals Group and Rio Tinto also recorded double-digit gains.

Elsewhere among the fund’s top 10 holdings, health care services provider UnitedHealth Group and tobacco maker Philip Morris International advanced, but shares of medical device maker Abbott Laboratories fell on worries over falling demand for coronavirus testing.

Looking ahead

Seismic shifts over the past 12 months have transformed the global economic and market landscape — and many of these shifts may redefine investing for years to come. Inflation has risen to its highest level in decades. In response, central banks have increased interest rates aggressively, effectively ending a lengthy period of ultra-low rates. With the cost of capital rising, investors have become more skeptical of highly valued companies whose businesses have depended on cheap capital.

What’s more, rising geopolitical conflict has led many nations and companies to reconsider the merits of global supply chains designed to maximize efficiency and minimize costs. Today there is a shift emerging toward resiliency and more regional supply chains.

While digital companies surely won’t be going away, investors have begun to rediscover producers of physical assets. As a result, we have seen market leadership broaden. We may be moving from a winner-take-all marketplace to one where there are local champions as well.

In many respects, today’s environment shares similarities with the global investing landscape when the fund was launched back in March 1993. Since that time, the fund has successfully navigated through the repercussions in the 1990s of the collapse of the Soviet Union and the Latin American financial crises, as well as the global financial crisis of 2007-2009.

We believe the fund, with its focus on established blue chip companies from around the world, is well prepared for these shifting dynamics. We also believe a broader market leadership is likely to include many of the fund’s current holdings, along with other leading companies that can pay dividends and generate near-term cash flows even as economies slow.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Michael Cohen

Co-President

Sung Lee
Co-President

January 9, 2023

For current information about the fund, visit capitalgroup.com.

Capital World Growth and Income Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[4]	For the period March 26 (commencement of operations) through November 30, 1993.

4	Capital World Growth and Income Fund

How a hypothetical $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Investment portfolio November 30, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	47.58%
Eurozone*	12.63
Japan	5.55
United Kingdom	4.80
Canada	4.52
Switzerland	3.09
Brazil	2.95
India	2.78
Taiwan	2.49
China	2.01
Australia	1.80
Hong Kong	1.01
Other countries	3.15
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	5.64
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 94.19%	Shares	Value (000)
Information technology 16.35%
Microsoft Corp.	12,367,066	$3,155,333
Broadcom, Inc.	5,686,396	3,133,375
Taiwan Semiconductor Manufacturing Company, Ltd.	140,965,000	2,252,085
ASML Holding NV	2,856,381	1,737,454
Apple, Inc.	6,641,323	983,115
EPAM Systems, Inc.[1]	2,233,943	823,387
Tokyo Electron, Ltd.	2,116,400	725,199
Capgemini SE	2,797,850	509,405
Accenture PLC, Class A	1,457,810	438,699
Micron Technology, Inc.	7,032,683	405,434
Mastercard, Inc., Class A	954,466	340,172
NVIDIA Corp.	1,494,082	252,843
Logitech International SA2	3,854,324	233,880
Delta Electronics, Inc.	19,571,320	193,730
Keyence Corp.	452,800	192,558
Hexagon AB, Class B	15,405,452	178,202
Shopify, Inc., Class A, subordinate voting shares[1]	4,116,700	168,291
Ceridian HCM Holding, Inc.[1]	2,255,527	154,368
OBIC Co., Ltd.	955,200	152,133
Applied Materials, Inc.	1,331,061	145,884
MediaTek, Inc.	5,544,324	134,583
Synopsys, Inc.[1]	393,800	133,711
Worldline SA, non-registered shares[1]	2,577,929	123,405
Lasertec Corp.	535,951	101,310
TE Connectivity, Ltd.	771,817	97,342
SK hynix, Inc.	1,367,120	90,430
Fujitsu, Ltd.	635,528	86,296
ServiceNow, Inc.[1]	181,874	75,714
Disco Corp.	230,400	69,242
GlobalWafers Co., Ltd.	4,000,000	62,554
Zscaler, Inc.[1]	406,000	54,181
Snowflake, Inc., Class A1	348,922	49,861
Infosys, Ltd.	2,096,281	42,762
Nomura Research Institute, Ltd.	1,661,648	36,878
SS&C Technologies Holdings, Inc.	586,767	31,545
PagSeguro Digital, Ltd., Class A1	1,342,392	14,135
Fidelity National Information Services, Inc.	101,058	7,335
Stripe, Inc., Class B1,3,4	192,531	5,372
		17,392,203

6	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care 14.42%
UnitedHealth Group, Inc.	4,414,854	$2,418,280
Abbott Laboratories	14,264,288	1,534,552
Eli Lilly and Company	3,438,610	1,275,999
Gilead Sciences, Inc.	10,541,880	925,893
Pfizer, Inc.	15,443,819	774,199
AstraZeneca PLC	5,264,822	712,406
Thermo Fisher Scientific, Inc.	1,219,193	683,016
Daiichi Sankyo Company, Ltd.	20,329,800	673,328
Centene Corp.[1]	7,045,517	613,312
Novartis AG	5,701,642	508,336
Siemens Healthineers AG	8,526,829	450,179
Novo Nordisk A/S, Class B	3,567,432	446,606
Amgen, Inc.	1,492,914	427,571
Stryker Corp.	1,691,283	395,574
AbbVie, Inc.	2,068,584	333,414
CVS Health Corp.	3,044,607	310,185
Olympus Corp.	12,619,700	260,761
Medtronic PLC	2,532,451	200,165
Vertex Pharmaceuticals, Inc.[1]	604,112	191,141
ResMed, Inc.	766,702	176,495
Bayer AG	2,785,680	161,036
Shionogi & Co., Ltd.	3,123,000	158,758
Carl Zeiss Meditec AG, non-registered shares	1,154,000	155,294
Insulet Corp.[1]	508,130	152,119
PerkinElmer, Inc.	1,051,795	146,967
EssilorLuxottica	737,825	138,459
DexCom, Inc.[1]	1,146,092	133,268
Cigna Corp.	387,994	127,607
Intuitive Surgical, Inc.[1]	422,594	114,265
Zoetis, Inc., Class A	676,527	104,280
Guardant Health, Inc.[1]	1,949,538	102,039
CSL, Ltd.	456,195	93,719
Alcon, Inc.	1,297,837	89,792
Rede D’Or Sao Luiz SA	14,652,698	87,701
BioNTech SE (ADR)	488,000	81,506
Takeda Pharmaceutical Company, Ltd.	2,483,700	72,976
Catalent, Inc.[1]	745,000	37,347
Penumbra, Inc.[1]	103,612	21,708
Molina Healthcare, Inc.[1]	61,900	20,846
Agilon Health, Inc.[1]	1,083,900	19,033
HOYA Corp.	76,800	7,951
EUROAPI[1]	163,475	2,912
		15,340,995

Financials 12.78%
Zurich Insurance Group AG	2,414,059	1,169,001
Kotak Mahindra Bank, Ltd.	42,515,565	1,024,811
AIA Group, Ltd.	77,567,127	791,106
Toronto-Dominion Bank (CAD denominated)	11,638,491	774,630
JPMorgan Chase & Co.	4,314,098	596,122
B3 SA-Brasil, Bolsa, Balcao	194,814,847	477,901
DNB Bank ASA	23,812,083	466,297
Nasdaq, Inc.	6,469,089	442,874
Wells Fargo & Company	9,094,000	436,057
HDFC Bank, Ltd.	16,819,912	335,480
HDFC Bank, Ltd. (ADR)	848,539	59,881
PNC Financial Services Group, Inc.	2,343,139	394,257
Ping An Insurance (Group) Company of China, Ltd., Class H	56,591,500	350,577
Ping An Insurance (Group) Company of China, Ltd., Class A	1,466,988	9,294
CME Group, Inc., Class A	1,854,030	327,236
Chubb, Ltd.	1,363,092	299,321
Morgan Stanley	3,172,005	295,219
HDFC Life Insurance Company, Ltd.	40,382,630	295,109
ING Groep NV	23,489,452	285,604
Aon PLC, Class A	924,500	285,005
American International Group, Inc.	4,483,196	282,935
Discover Financial Services	2,581,702	279,753
DBS Group Holdings, Ltd.	9,877,300	256,825

Capital World Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Blackstone, Inc., nonvoting shares	2,577,925	$235,958
Intercontinental Exchange, Inc.	2,016,972	218,458
KBC Groep NV	3,209,080	179,598
S&P Global, Inc.	499,145	176,098
Citigroup, Inc.	3,624,738	175,474
FinecoBank SpA	9,145,763	150,160
Fairfax Financial Holdings, Ltd., subordinate voting shares	239,300	137,298
AXA SA	4,748,000	135,825
Ares Management Corp., Class A	1,655,413	129,768
Apollo Asset Management, Inc.	1,828,207	126,859
BNP Paribas SA	2,147,455	121,578
ICICI Bank, Ltd.	10,259,878	121,465
National Bank of Canada	1,640,200	116,972
Israel Discount Bank Ltd., Class A	18,899,508	113,394
Arthur J. Gallagher & Co.	560,000	111,502
Moody’s Corp.	373,579	111,427
Fifth Third Bancorp	3,059,300	111,236
Banco Santander, SA	36,500,717	110,247
Power Corporation of Canada, subordinate voting shares	3,688,606	92,794
Goldman Sachs Group, Inc.	232,700	89,857
Blue Owl Capital, Inc., Class A	7,750,570	87,581
XP, Inc., Class A1	4,946,500	86,613
Macquarie Group, Ltd.	699,835	86,577
Tryg A/S	3,238,802	75,358
Marsh & McLennan Companies, Inc.	428,372	74,186
Bajaj Finance, Ltd.	888,200	74,151
Postal Savings Bank of China Co., Ltd., Class H2	121,895,000	73,242
United Overseas Bank Ltd.	2,586,000	59,661
Hong Kong Exchanges and Clearing, Ltd.	1,487,706	59,373
East Money Information Co., Ltd., Class A	21,620,907	56,629
Aegon NV	11,403,867	56,378
Tradeweb Markets, Inc., Class A	875,191	53,789
China Merchants Bank Co., Ltd., Class A	4,937,479	24,359
Lufax Holding, Ltd. (ADR)	10,276,607	19,115
Sberbank of Russia PJSC[1,3]	182,070,644	—	[5]
		13,588,275

Industrials 11.89%
General Electric Co.	13,394,291	1,151,507
Airbus SE, non-registered shares	9,816,126	1,133,336
BAE Systems PLC	81,321,714	807,273
Raytheon Technologies Corp.	7,209,549	711,727
Carrier Global Corp.	15,504,219	687,147
Recruit Holdings Co., Ltd.	18,865,853	602,168
Safran SA	4,699,499	578,238
Lockheed Martin Corp.	1,187,246	576,040
Deere & Company	1,291,423	569,518
Caterpillar, Inc.	1,872,179	442,602
Boeing Company[1]	2,333,943	417,496
L3Harris Technologies, Inc.	1,609,412	365,465
Siemens AG	2,524,528	345,465
CSX Corp.	10,270,510	335,743
LIXIL Corp.[6]	17,221,000	267,845
Melrose Industries PLC	142,445,938	232,097
RELX PLC	7,164,922	200,604
RELX PLC (ADR)	860,000	24,235
TransDigm Group, Inc.	340,856	214,228
Johnson Controls International PLC	3,198,628	212,517
Bureau Veritas SA	7,914,021	208,957
Daikin Industries, Ltd.	1,158,100	191,655
Mitsui & Co., Ltd.	6,116,300	178,422
Canadian Pacific Railway, Ltd.	1,902,000	155,793
Bunzl PLC	4,114,328	151,119
Brenntag SE	2,354,147	147,135
ASSA ABLOY AB, Class B	6,263,742	144,634
Legrand SA	1,719,205	142,167
Compagnie de Saint-Gobain SA, non-registered shares	2,720,355	126,806
Northrop Grumman Corp.	225,000	119,990

8	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Schneider Electric SE	775,816	$115,052
Waste Connections, Inc.	793,500	114,661
Thales SA	857,435	109,075
BayCurrent Consulting, Inc.	3,237,000	106,620
Rentokil Initial PLC	15,310,800	101,195
Rockwell Automation	371,000	98,026
VINCI SA	911,317	92,785
Nidec Corp.	1,255,000	79,376
SMC Corp.	164,400	75,202
Adecco Group AG	1,721,592	59,016
Atlas Copco AB, Class B	5,156,016	58,766
ManpowerGroup, Inc.	661,496	57,894
Larsen & Toubro, Ltd.	1,811,886	46,415
MTU Aero Engines AG	153,632	32,037
International Consolidated Airlines Group SA (CDI)[1,2]	16,605,000	27,173
Honeywell International, Inc.	94,759	20,804
Deutsche Post AG	224,791	8,867
		12,644,893

Consumer discretionary 9.16%
LVMH Moët Hennessy-Louis Vuitton SE	2,399,850	1,858,110
Home Depot, Inc.	3,736,544	1,210,603
General Motors Company	18,046,194	731,954
Amazon.com, Inc.[1]	5,802,314	560,155
Booking Holdings, Inc.[1]	209,624	435,903
Flutter Entertainment PLC[1]	2,683,572	404,267
Restaurant Brands International, Inc.	2,601,838	172,632
Restaurant Brands International, Inc. (CAD denominated)	2,530,000	168,015
Marriott International, Inc., Class A	1,999,327	330,589
Sony Group Corp.	3,978,900	329,343
Cie. Financière Richemont SA, Class A	2,401,885	319,501
Dollar Tree Stores, Inc.[1]	1,950,100	293,080
Rivian Automotive, Inc., Class A1,2	7,453,513	238,811
Target Corp.	1,352,500	225,962
Chipotle Mexican Grill, Inc.[1]	122,850	199,872
Shimano, Inc.	1,146,600	197,540
Industria de Diseño Textil, SA	6,880,116	178,380
Evolution AB	1,497,753	153,454
Sands China, Ltd.[1]	55,486,800	151,486
Tesla, Inc.[1]	687,795	133,914
Astra International Tbk PT	338,630,400	130,879
YUM! Brands, Inc.	1,000,000	128,660
Pan Pacific International Holdings Corp.	7,190,000	125,558
NIKE, Inc., Class B	1,141,000	125,156
InterContinental Hotels Group PLC	2,098,800	123,493
Darden Restaurants, Inc.	822,805	120,944
Stellantis NV	7,544,356	117,971
Lennar Corp., Class A	943,419	82,860
Kindred Group PLC (SDR)	7,714,973	80,077
Li Ning Co., Ltd.	9,495,000	76,092
JD.com, Inc., Class A	2,645,028	75,325
Midea Group Co., Ltd., Class A	10,917,707	73,713
Royal Caribbean Cruises, Ltd.[1]	993,000	59,510
Aristocrat Leisure, Ltd.	2,278,300	55,102
Wynn Macau, Ltd.[1,2]	50,954,800	39,103
Entain PLC	959,300	16,486
Hermès International	6,125	10,068
Airbnb, Inc., Class A1	67,846	6,930
		9,741,498

Consumer staples 7.31%
Philip Morris International, Inc.	18,263,652	1,820,338
Nestlé SA	7,600,297	904,429
Keurig Dr Pepper, Inc.	18,759,626	725,435
British American Tobacco PLC	14,421,821	591,803
Kroger Co.	10,189,000	501,197
Ocado Group PLC[1,6]	52,946,303	401,720
Kweichow Moutai Co., Ltd., Class A	1,685,468	378,748

Capital World Growth and Income Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Imperial Brands PLC	14,409,874	$370,158
Bunge, Ltd.	3,078,649	322,766
Seven & i Holdings Co., Ltd.	5,894,200	240,502
Ajinomoto Co., Inc.	7,343,868	230,993
Danone SA	4,106,268	214,578
Arca Continental, SAB de CV	25,310,000	211,227
Treasury Wine Estates, Ltd.	21,360,953	200,663
Varun Beverages, Ltd.	10,555,095	163,761
Altria Group, Inc.	3,321,779	154,729
Constellation Brands, Inc., Class A	552,994	142,313
ITC, Ltd.	31,654,252	133,073
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	16,494,121	67,030
		7,775,463

Materials 6.78%
Vale SA, ordinary nominative shares	97,673,276	1,613,223
Vale SA (ADR), ordinary nominative shares	52,113,960	859,880
Fortescue Metals Group, Ltd.	73,679,045	980,644
Rio Tinto PLC	9,916,871	673,699
Freeport-McMoRan, Inc.	15,197,068	604,843
Linde PLC	1,260,339	424,079
Shin-Etsu Chemical Co., Ltd.	2,308,079	299,000
BHP Group, Ltd. (CDI)	6,878,370	220,635
Albemarle Corp.	659,175	183,244
Air Products and Chemicals, Inc.	533,488	165,467
Air Liquide SA, non-registered shares	979,102	143,350
CRH PLC	3,513,121	140,636
Akzo Nobel NV	1,768,583	127,950
Dow, Inc.	2,404,602	122,563
Barrick Gold Corp. (CAD denominated)[2]	7,287,750	118,921
Glencore PLC	16,160,000	109,324
Amcor PLC (CDI)	8,766,643	108,147
First Quantum Minerals, Ltd.	4,103,000	97,546
Evonik Industries AG	5,000,000	97,523
HeidelbergCement AG	1,505,944	81,608
Lynas Rare Earths, Ltd.[1]	7,322,000	43,565
		7,215,847

Energy 6.60%
Canadian Natural Resources, Ltd. (CAD denominated)	25,352,225	1,513,613
Baker Hughes Co., Class A	25,287,257	733,836
TotalEnergies SE	10,533,604	657,998
EOG Resources, Inc.	4,383,090	622,092
Tourmaline Oil Corp.[2]	6,842,306	416,444
ConocoPhillips	3,147,500	388,748
BP PLC	55,301,775	330,853
Reliance Industries, Ltd.	8,744,900	294,750
Cameco Corp. (CAD denominated)[2]	8,769,500	213,639
Cameco Corp.	2,676,500	65,253
Shell PLC (GBP denominated)	8,877,600	259,724
Shell PLC (ADR)	14,358	840
Shell PLC (EUR denominated)	15,439	455
Cenovus Energy, Inc. (CAD denominated)	12,155,500	241,727
Woodside Energy Group, Ltd.	7,076,091	178,548
Woodside Energy Group, Ltd. (CDI)	2,149,929	54,212
Aker BP ASA	5,957,895	207,856
Halliburton Company	5,373,550	203,604
TC Energy Corp. (CAD denominated)	4,501,104	199,432
Var Energi ASA[2]	43,336,953	159,908
Suncor Energy, Inc.[2]	4,731,173	155,566
Exxon Mobil Corp.	1,116,464	124,307
Gazprom PJSC[3]	129,104,684	—	[5]
		7,023,405

10	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Communication services 5.07%
Alphabet, Inc., Class C1	10,898,768	$1,105,680
Alphabet, Inc., Class A1	5,332,554	538,535
Netflix, Inc.[1]	1,809,773	552,940
Comcast Corp., Class A	13,300,071	487,314
SoftBank Corp.	31,697,091	345,637
Sea, Ltd., Class A (ADR)[1]	5,782,115	337,502
Publicis Groupe SA	4,658,900	308,137
NetEase, Inc.	20,381,375	287,976
Meta Platforms, Inc., Class A1	2,293,309	270,840
Bharti Airtel, Ltd.	21,065,628	220,924
Bharti Airtel, Ltd., interim shares	744,245	4,273
Universal Music Group NV	8,675,171	207,828
Deutsche Telekom AG1	9,667,900	196,144
Singapore Telecommunications, Ltd.	89,580,800	180,192
Omnicom Group, Inc.	1,300,494	103,727
Nippon Telegraph and Telephone Corp.	3,239,700	89,772
Tencent Holdings, Ltd.	2,082,400	78,250
Take-Two Interactive Software, Inc.[1]	693,000	73,243
Yandex NV, Class A1,3	8,608,873	—	[5]
		5,388,914

Utilities 2.87%
DTE Energy Company	2,999,798	348,007
Iberdrola, SA, non-registered shares	29,566,373	334,658
PG&E Corp.[1]	18,877,804	296,382
NextEra Energy, Inc.	3,291,800	278,815
Engie SA	14,101,911	215,837
Engie SA, bonus shares	2,222,972	34,024
E.ON SE	25,999,848	247,447
China Resources Gas Group, Ltd.	59,172,000	209,931
Edison International	3,051,780	203,432
Enel SpA	27,563,242	150,179
Exelon Corp.	3,521,000	145,664
Power Grid Corporation of India, Ltd.	51,109,453	141,890
Constellation Energy Corp.	1,281,016	123,131
ENN Energy Holdings, Ltd.	8,253,000	116,103
AES Corp.	2,671,392	77,257
Endesa, SA	4,097,241	76,039
Public Service Enterprise Group, Inc.	838,600	50,777
		3,049,573

Real estate 0.96%
Crown Castle, Inc. REIT	2,336,668	330,475
American Tower Corp. REIT	722,883	159,938
Longfor Group Holdings, Ltd.	50,911,500	154,546
Americold Realty Trust, Inc. REIT	3,750,000	111,938
W. P. Carey, Inc. REIT	1,315,000	103,622
China Resources Mixc Lifestyle Services, Ltd.	18,653,088	88,916
Sun Hung Kai Properties, Ltd.	2,963,211	35,833
Iron Mountain, Inc. REIT	654,019	35,533
		1,020,801

Total common stocks (cost: $71,955,479,000)		100,181,867

Preferred securities 0.17%
Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG., nonvoting non-registered preferred shares[1]	1,186,133	134,779

Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	3,843,704	30,714

Capital World Growth and Income Fund	11

Preferred securities (continued)	Shares		Value (000)
Financials 0.01%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		3,417,000	$8,098
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		3,518,000	7,740
			15,838

Information technology 0.00%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]		82,866	2,312

Total preferred securities (cost: $215,130,000)			183,643

Convertible bonds & notes 0.05%	Principal amount (000)
Communication services 0.05%
Sea, Ltd., convertible notes, 2.375% 12/1/2025	USD	49,749	51,057

Total convertible bonds & notes (cost: $49,838,000)			51,057

Bonds, notes & other debt instruments 0.32%
Corporate bonds, notes & loans 0.27%
Health care 0.13%
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		85,907	84,815
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		59,700	52,006
			136,821

Consumer discretionary 0.08%
General Motors Company 5.40% 10/2/2023		15,446	15,469
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]		35,910	38,559
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]		22,275	18,208
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[7]		8,725	8,867
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]		7,252	7,432
			88,535

Energy 0.03%
ONEOK, Inc. 2.20% 9/15/2025		2,141	1,966
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		36,500	34,351
			36,317

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046[8]		42,024	27,373

Total corporate bonds, notes & loans			289,046

Bonds & notes of governments & government agencies outside the U.S. 0.05%
United Mexican States, Series M, 8.00% 12/7/2023	MXN	1,013,000	51,070

Total bonds, notes & other debt instruments (cost: $354,548,000)			340,116

Short-term securities 5.59%	Weighted average yield at acquisition
Commercial paper 3.35%
Australia & New Zealand Banking Group, Ltd. 12/23/2022[7]	3.786%	USD	75,000	74,811
Australia & New Zealand Banking Group, Ltd. 2/6/2023[7]	3.967		300,000	297,530
Bank of Montreal 1/4/2023[7]	3.689		200,000	199,212
Bank of Montreal 1/6/2023[7]	3.729		300,000	298,745
Bank of Montreal 1/13/2023[7]	3.965		250,000	248,739
Caisse des Dépôts et Consignations 12/19/2022	3.321		300,000	299,391
Caisse des Dépôts et Consignations 1/9/2023	3.623		300,000	298,697
DBS Bank, Ltd. 1/3/2023[7]	3.729		250,000	249,039
DNB Bank ASA 12/14/2022[7]	3.361		300,000	299,555
DNB Bank ASA 12/19/2022[7]	3.572		250,000	249,491
L’Oréal USA, Inc. 12/5/2022[7]	3.365		178,132	178,038
L’Oréal USA, Inc. 12/7/2022[7]	3.365		100,000	99,926
L’Oréal USA, Inc. 12/12/2022[7]	3.453		100,000	99,871
Toronto-Dominion Bank 12/16/2022[7]	3.529		100,000	99,828
United Overseas Bank, Ltd. 1/6/2023[7]	3.660		200,000	199,153

12	Capital World Growth and Income Fund

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
United Overseas Bank, Ltd. 1/13/2023[7]	4.042%	USD	67,450	$67,106
United Overseas Bank, Ltd. 1/17/2023[7]	4.053		200,000	198,879
United Overseas Bank, Ltd. 1/18/2023[7]	4.006		100,000	99,426
				3,557,437

Bonds & notes of governments & government agencies outside the U.S. 1.18%
BNG Bank NV 12/5/2022[7]	3.405		350,000	349,815
Export Development Canada 12/9/2022	3.733		50,000	49,952
KfW 12/1/2022[7]	3.321		45,850	45,845
KfW 12/16/2022[7]	3.432		54,750	54,658
Nederlandse Waterschapsbank NV 12/12/2022[7]	3.469		50,000	49,935
Nederlandse Waterschapsbank NV 12/19/2022[7]	3.503		300,000	299,372
Oesterreich Kontrollbank 12/7/2022	3.353		210,000	209,844
Québec (Province of) 12/13/2022[7]	3.698		100,000	99,864
Swedish Export Credit Corp. 12/19/2022	3.576		100,000	99,793
				1,259,078

	Shares
Money market investments 0.85%
Capital Group Central Cash Fund 3.94%[6,9]	9,074,930	907,402

Money market investments purchased with collateral from securities on loan 0.21%
Capital Group Central Cash Fund 3.94%[6,9,10]	994,911	99,481
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.73%[9,10]	33,966,832	33,967
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.74%[9,10]	32,700,000	32,700
Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.69%[9,10]	15,200,000	15,200
BlackRock Liquidity Funds – FedFund, Institutional Shares 3.55%[9,10]	13,100,000	13,100
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.66%[9,10]	13,100,000	13,100
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 3.62%[9,10]	6,500,000	6,500
Fidelity Investments Money Market Government Portfolio, Class I 3.56%[9,10]	4,300,000	4,300
		218,348

Total short-term securities (cost: $5,943,481,000)		5,942,265

Total investment securities 100.32% (cost: $78,518,476,000)		106,698,948
Other assets less liabilities (0.32)%		(337,110)

Net assets 100.00%		$106,361,838

Capital World Growth and Income Fund	13

Investments in affiliates6

	Value of affiliates at 12/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 11/30/2022 (000)	Dividend income (000)
Common stocks 0.63%
Industrials 0.25%
LIXIL Corp.	$422,679	$—		$104	$38	$(154,768)	$267,845	$11,739
Consumer discretionary 0.00%
Cazoo Group, Ltd., Class A11	—	39,070		4,499	(34,571)	—	—	39,071
Consumer staples 0.38%
Ocado Group PLC[1]	1,039,003	82,823		222	189	(720,073)	401,720	—
Total common stocks							669,565
Short-term securities 0.95%
Money market investments 0.85%
Capital Group Central Cash Fund 3.94%[9]	1,381,660	14,763,264		15,237,294	(319)	91	907,402	61,178
Money market investments purchased with collateral from securities on loan 0.10%
Capital Group Central Cash Fund 3.94%[9,10]	58,307	41,174	[12]				99,481	—	[13]
Total short-term securities							1,006,883
Total 1.58%					$(34,663)	$(874,750)	$1,676,448	$111,988

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Stripe, Inc., Class B1,3	5/6/2021	$7,726	$5,372	.01%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	3,325	2,312	.00
Total		$11,051	$7,684	.01%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $430,907,000, which represented .41% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $7,684,000, which represented .01% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,931,904,000, which represented 3.70% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Rate represents the seven-day yield at 11/30/2022.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Affiliated issuer during the reporting period but no longer held at 11/30/2022.
[12]	Represents net activity. Refer to Note 5 for more information on securities lending.
[13]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Refer to the notes to financial statements.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

14	Capital World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $430,907 of investment securities on loan):
Unaffiliated issuers (cost: $76,786,824)	$105,022,500
Affiliated issuers (cost: $1,731,652)	1,676,448	$106,698,948
Cash		1,068
Cash denominated in currencies other than U.S. dollars (cost: $25,679)		25,668
Receivables for:
Sales of investments	105,222
Sales of fund’s shares	32,300
Dividends and interest	252,682
Securities lending income	14	390,218
		107,115,902
Liabilities:
Collateral for securities on loan		218,348
Payables for:
Purchases of investments	233,658
Repurchases of fund’s shares	93,773
Investment advisory services	30,998
Services provided by related parties	17,277
Trustees’ deferred compensation	2,174
Non-U.S. taxes	80,730
U.S. and non-U.S. taxes	73,250
Other	3,856	535,716
Net assets at November 30, 2022		$106,361,838

Net assets consist of:
Capital paid in on shares of beneficial interest		$77,655,593
Total distributable earnings		28,706,245
Net assets at November 30, 2022		$106,361,838

Refer to the notes to financial statements.

Capital World Growth and Income Fund	15

Financial statements (continued)

Statement of assets and liabilities at November 30, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,983,365 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$49,986,148	931,542		$53.66
Class C	799,957	15,098		52.99
Class T	11	—	*	53.63
Class F-1	1,940,150	36,252		53.52
Class F-2	11,950,788	222,990		53.59
Class F-3	5,535,953	103,184		53.65
Class 529-A	3,466,986	64,883		53.43
Class 529-C	92,351	1,734		53.27
Class 529-E	97,280	1,823		53.35
Class 529-T	15	—	*	53.63
Class 529-F-1	11	—	*	53.47
Class 529-F-2	244,645	4,559		53.66
Class 529-F-3	12	—	*	53.66
Class R-1	126,521	2,386		53.03
Class R-2	528,885	10,008		52.84
Class R-2E	60,335	1,130		53.41
Class R-3	1,061,116	19,937		53.22
Class R-4	1,084,124	20,264		53.50
Class R-5E	140,364	2,621		53.56
Class R-5	398,802	7,429		53.68
Class R-6	28,847,384	537,525		53.67

*	Amount less than one thousand.

Refer to the notes to financial statements.

16	Capital World Growth and Income Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $152,083; also includes $111,988 from affiliates)	$3,070,520
Interest from unaffiliated issuers	45,909
Securities lending income (net of fees)	9,250	$3,125,679
Fees and expenses*:
Investment advisory services	402,548
Distribution services	166,843
Transfer agent services	75,281
Administrative services	32,658
529 plan services	2,366
Reports to shareholders	2,429
Registration statement and prospectus	1,077
Trustees’ compensation	220
Auditing and legal	414
Custodian	13,892
Other	207	697,935
Net investment income		2,427,744

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $14,587):
Unaffiliated issuers	(651,276)
Affiliated issuers	(34,663)
In-kind redemptions	13,225
Currency transactions	(17,546)	(690,260)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $77,182):
Unaffiliated issuers	(13,437,875)
Affiliated issuers	(874,750)
Currency translations	(3,902)	(14,316,527)
Net realized loss and unrealized depreciation		(15,006,787)

Net decrease in net assets resulting from operations		$(12,579,043)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

Capital World Growth and Income Fund	17

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30,
	2022	2021

Operations:
Net investment income	$2,427,744	$2,060,839
Net realized (loss) gain	(690,260)	7,576,169
Net unrealized (depreciation) appreciation	(14,316,527)	6,067,265
Net (decrease) increase in net assets resulting from operations	(12,579,043)	15,704,273

Distributions paid to shareholders	(8,448,911)	(1,771,490)

Net capital share transactions	4,924,105	2,637,525

Total (decrease) increase in net assets	(16,103,849)	16,570,308

Net assets:
Beginning of year	122,465,687	105,895,379
End of year	$106,361,838	$122,465,687

Refer to the notes to financial statements.

18	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital World Growth and Income Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

20	Capital World Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$10,464,725	$6,922,106	$5,372		$17,392,203
Health care	11,408,482	3,932,513	—		15,340,995
Financials	7,106,176	6,482,099	—	*	13,588,275
Industrials	6,275,393	6,369,500	—		12,644,893
Consumer discretionary	5,225,550	4,515,948	—		9,741,498
Consumer staples	3,878,005	3,897,458	—		7,775,463
Materials	4,189,766	3,026,081	—		7,215,847
Energy	4,879,101	2,144,304	—	*	7,023,405
Communication services	3,469,781	1,919,133	—	*	5,388,914
Utilities	1,523,465	1,526,108	—		3,049,573
Real estate	741,506	279,295	—		1,020,801
Preferred securities	15,838	165,493	2,312		183,643
Convertible bonds & notes	—	51,057	—		51,057
Bonds, notes & other debt instruments	—	340,116	—		340,116
Short-term securities	1,125,750	4,816,515	—		5,942,265
Total	$60,303,538	$46,387,726	$7,684		$106,698,948

*	Amount less than one thousand.

Capital World Growth and Income Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

22	Capital World Growth and Income Fund

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2022, the total value of securities on loan was $430,907,000, and the total value of collateral received was $454,420,000. Collateral received includes cash of $218,348,000 and U.S. government securities of $236,072,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Capital World Growth and Income Fund	23

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2022, the fund recognized $17,324,000 in reclaims (net of $4,633,000 in fees and the effect of realized gain or loss from currency translations) and $2,954,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2022, the fund reclassified $13,301,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,378,362
Capital loss carryforward*	(827,777)
Gross unrealized appreciation on investments	32,615,495
Gross unrealized depreciation on investments	(4,593,398)
Net unrealized appreciation on investments	28,022,097
Cost of investments	78,676,851

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2022				Year ended November 30, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$981,598		$3,100,404	$4,082,002	$839,942		$—	$839,942
Class C	10,098		58,584	68,682	8,277		—	8,277
Class T	—	†	1	1	—	†	—	—	†
Class F-1	38,150		127,382	165,532	38,081		—	38,081
Class F-2	257,583		698,081	955,664	209,160		—	209,160
Class F-3	118,206		306,047	424,253	96,546		—	96,546
Class 529-A	66,956		214,593	281,549	57,127		—	57,127
Class 529-C	1,083		6,826	7,909	933		—	933
Class 529-E	1,660		6,296	7,956	1,437		—	1,437
Class 529-T	—	†	1	1	—	†	—	—	†
Class 529-F-1	—	†	1	1	—	†	—	—	†
Class 529-F-2	5,093		13,659	18,752	3,928		—	3,928
Class 529-F-3	—	†	1	1	—	†	—	—	†
Class R-1	1,447		8,028	9,475	1,056		—	1,056
Class R-2	6,208		35,400	41,608	4,753		—	4,753
Class R-2E	863		3,680	4,543	678		—	678
Class R-3	17,744		70,365	88,109	15,915		—	15,915
Class R-4	21,827		68,386	90,213	20,489		—	20,489
Class R-5E	2,711		7,177	9,888	2,084		—	2,084
Class R-5	9,797		27,076	36,873	9,281		—	9,281
Class R-6	608,425		1,547,474	2,155,899	461,803		—	461,803
Total	$2,149,449		$6,299,462	$8,448,911	$1,771,490		$—	$1,771,490

†	Amount less than one thousand.

24	Capital World Growth and Income Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2022, the investment advisory services fees were $402,548,000, which were equivalent to an annualized rate of 0.370% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Capital World Growth and Income Fund	25

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2022, the 529 plan services fees were $2,366,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended November 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$128,252	$48,448		$15,752		Not applicable
Class C	9,078	849		275		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,063	3,137		630		Not applicable
Class F-2	Not applicable	13,514		3,682		Not applicable
Class F-3	Not applicable	34		1,616		Not applicable
Class 529-A	8,259	3,048		1,089		$2,104
Class 529-C	1,054	90		32		61
Class 529-E	515	47		31		60
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	116		73		141
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,329	136		40		Not applicable
Class R-2	4,265	2,079		171		Not applicable
Class R-2E	372	131		19		Not applicable
Class R-3	5,715	1,788		343		Not applicable
Class R-4	2,941	1,239		353		Not applicable
Class R-5E	Not applicable	210		40		Not applicable
Class R-5	Not applicable	237		135		Not applicable
Class R-6	Not applicable	178		8,377		Not applicable
Total class-specific expenses	$166,843	$75,281		$32,658		$2,366

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $220,000 in the fund’s statement of operations reflects $718,000 in current fees (either paid in cash or deferred) and a net decrease of $498,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,528,693,000 and $1,820,617,000, respectively, which generated $20,840,000 of net realized losses from such sales.

26	Capital World Growth and Income Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2022

Class A	$1,708,430	30,830	$4,001,150	67,119		$(5,689,131)	(104,295)	$20,449	(6,346)
Class C	71,142	1,293	68,289	1,145		(286,248)	(5,258)	(146,817)	(2,820)
Class T	—	—	—	—		—	—	—	—
Class F-1	56,428	1,018	163,731	2,749		(332,192)	(6,109)	(112,033)	(2,342)
Class F-2	2,642,028	48,126	922,681	15,564		(2,742,670)	(51,025)	822,039	12,665
Class F-3	1,251,155	23,417	414,488	6,993		(1,064,714)	(19,522)	600,929	10,888
Class 529-A	222,377	4,017	281,475	4,740		(481,740)	(8,794)	22,112	(37)
Class 529-C	16,548	301	7,893	132		(46,172)	(830)	(21,731)	(397)
Class 529-E	6,046	111	7,951	133		(18,218)	(329)	(4,221)	(85)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	40,266	726	18,750	316		(32,343)	(590)	26,673	452
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	14,589	266	9,467	159		(26,229)	(477)	(2,173)	(52)
Class R-2	64,504	1,188	41,574	699		(144,287)	(2,624)	(38,209)	(737)
Class R-2E	12,385	224	4,542	76		(15,517)	(279)	1,410	21
Class R-3	150,177	2,729	87,981	1,479		(311,787)	(5,647)	(73,629)	(1,439)
Class R-4	244,631	4,466	90,185	1,518		(354,524)	(6,593)	(19,708)	(609)
Class R-5E	43,052	787	9,885	167		(26,954)	(497)	25,983	457
Class R-5	53,139	976	36,704	618		(127,897)	(2,394)	(38,054)	(800)
Class R-6	3,409,415	65,351	2,155,706	36,397		(1,704,039)	(31,412)	3,861,082	70,336
Total net increase (decrease)	$10,006,312	185,826	$8,322,455	140,004		$(13,404,662)	(246,675)	$4,924,105	79,155

Refer to the end of the table for footnotes.

Capital World Growth and Income Fund	27

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2021

Class A	$3,043,831	48,041	$821,824		12,912		$(5,797,886)	(91,496)	$(1,932,231)	(30,543)
Class C	119,954	1,921	8,228		130		(350,651)	(5,606)	(222,469)	(3,555)
Class T	—	—	—		—		—	—	—	—
Class F-1	85,744	1,366	37,222		589		(1,127,682)	(17,824)	(1,004,716)	(15,869)
Class F-2	3,166,301	49,908	200,882		3,163		(2,564,268)	(40,376)	802,915	12,695
Class F-3	1,309,280	20,730	93,003		1,463		(925,445)	(14,589)	476,838	7,604
Class 529-A	303,623	4,822	57,108		900		(564,012)	(8,942)	(203,281)	(3,220)
Class 529-C	22,944	365	931		15		(63,942)	(1,021)	(40,067)	(641)
Class 529-E	8,128	130	1,437		23		(20,101)	(320)	(10,536)	(167)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	53,393	842	3,926		61		(36,141)	(570)	21,178	333
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	16,767	264	1,055		16		(41,054)	(660)	(23,232)	(380)
Class R-2	86,755	1,391	4,750		75		(177,842)	(2,860)	(86,337)	(1,394)
Class R-2E	13,892	222	678		11		(20,966)	(335)	(6,396)	(102)
Class R-3	168,742	2,698	15,883		251		(442,792)	(7,088)	(258,167)	(4,139)
Class R-4	167,259	2,678	20,483		323		(496,868)	(7,854)	(309,126)	(4,853)
Class R-5E	42,478	680	2,084		33		(31,036)	(490)	13,526	223
Class R-5	58,990	933	9,260		146		(148,565)	(2,371)	(80,315)	(1,292)
Class R-6	8,287,277	129,948	461,789		7,243		(3,249,125)	(51,261)	5,499,941	85,930
Total net increase (decrease)	$16,955,358	266,939	$1,740,543		27,354		$(16,058,376)	(253,663)	$2,637,525	40,630

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $32,823,062,000 and $35,218,633,000, respectively, during the year ended November 30, 2022.

28	Capital World Growth and Income Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2022	$64.35	$1.16	$(7.51)	$(6.35)	$(1.03)	$(3.31)	$(4.34)	$53.66	(10.46)%	$49,986		.75%		.75%		2.12%
11/30/2021	56.86	1.03	7.34	8.37	(.88)	—	(.88)	64.35	14.75	60,354		.75		.75		1.62
11/30/2020	50.98	.91	6.10	7.01	(.73)	(.40)	(1.13)	56.86	14.17	55,068		.77		.77		1.83
11/30/2019	47.80	.97	5.38	6.35	(1.05)	(2.12)	(3.17)	50.98	14.42	52,805		.77		.77		2.03
11/30/2018	53.02	1.11	(2.89)	(1.78)	(.93)	(2.51)	(3.44)	47.80	(3.69)	50,382		.75		.75		2.17
Class C:
11/30/2022	63.56	.74	(7.40)	(6.66)	(.60)	(3.31)	(3.91)	52.99	(11.14)	800		1.50		1.50		1.37
11/30/2021	56.18	.55	7.26	7.81	(.43)	—	(.43)	63.56	13.91	1,139		1.48		1.48		.88
11/30/2020	50.35	.53	6.06	6.59	(.36)	(.40)	(.76)	56.18	13.34	1,206		1.50		1.50		1.09
11/30/2019	47.23	.60	5.31	5.91	(.67)	(2.12)	(2.79)	50.35	13.54	1,719		1.53		1.53		1.28
11/30/2018	52.41	.70	(2.86)	(2.16)	(.51)	(2.51)	(3.02)	47.23	(4.45)	1,988		1.54		1.54		1.38
Class T:
11/30/2022	64.33	1.28	(7.50)	(6.22)	(1.17)	(3.31)	(4.48)	53.63	(10.25)[5]	—	[6]	.51	[5]	.51	[5]	2.35	[5]
11/30/2021	56.85	1.17	7.33	8.50	(1.02)	—	(1.02)	64.33	14.99 [5]	—	[6]	.52	[5]	.52	[5]	1.84	[5]
11/30/2020	50.98	1.03	6.10	7.13	(.86)	(.40)	(1.26)	56.85	14.47 [5]	—	[6]	.52	[5]	.52	[5]	2.07	[5]
11/30/2019	47.80	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.98	14.65 [5]	—	[6]	.54	[5]	.54	[5]	2.25	[5]
11/30/2018	53.03	1.22	(2.90)	(1.68)	(1.04)	(2.51)	(3.55)	47.80	(3.48)[5]	—	[6]	.53	[5]	.53	[5]	2.38	[5]
Class F-1:
11/30/2022	64.19	1.13	(7.50)	(6.37)	(.99)	(3.31)	(4.30)	53.52	(10.51)	1,940		.81		.81		2.07
11/30/2021	56.72	.99	7.32	8.31	(.84)	—	(.84)	64.19	14.67	2,477		.80		.80		1.57
11/30/2020	50.86	.89	6.09	6.98	(.72)	(.40)	(1.12)	56.72	14.13	3,089		.81		.81		1.78
11/30/2019	47.69	.94	5.37	6.31	(1.02)	(2.12)	(3.14)	50.86	14.36	3,444		.82		.82		1.98
11/30/2018	52.90	1.08	(2.88)	(1.80)	(.90)	(2.51)	(3.41)	47.69	(3.74)	3,295		.81		.81		2.12
Class F-2:
11/30/2022	64.28	1.28	(7.50)	(6.22)	(1.16)	(3.31)	(4.47)	53.59	(10.26)	11,951		.53		.53		2.35
11/30/2021	56.80	1.18	7.33	8.51	(1.03)	—	(1.03)	64.28	15.01	13,521		.52		.52		1.85
11/30/2020	50.94	1.03	6.08	7.11	(.85)	(.40)	(1.25)	56.80	14.45	11,226		.52		.52		2.07
11/30/2019	47.76	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.94	14.69	9,902		.54		.54		2.25
11/30/2018	52.98	1.21	(2.88)	(1.67)	(1.04)	(2.51)	(3.55)	47.76	(3.49)	8,636		.54		.54		2.38
Class F-3:
11/30/2022	64.35	1.34	(7.51)	(6.17)	(1.22)	(3.31)	(4.53)	53.65	(10.17)	5,536		.42		.42		2.45
11/30/2021	56.86	1.24	7.34	8.58	(1.09)	—	(1.09)	64.35	15.12	5,939		.41		.41		1.96
11/30/2020	50.99	1.09	6.08	7.17	(.90)	(.40)	(1.30)	56.86	14.58	4,815		.42		.42		2.17
11/30/2019	47.81	1.12	5.38	6.50	(1.20)	(2.12)	(3.32)	50.99	14.79	4,139		.44		.44		2.35
11/30/2018	53.03	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.81	(3.39)	3,050		.44		.44		2.48
Class 529-A:
11/30/2022	64.10	1.14	(7.49)	(6.35)	(1.01)	(3.31)	(4.32)	53.43	(10.50)	3,467		.79		.79		2.09
11/30/2021	56.64	1.00	7.32	8.32	(.86)	—	(.86)	64.10	14.71	4,161		.78		.78		1.59
11/30/2020	50.79	.89	6.07	6.96	(.71)	(.40)	(1.11)	56.64	14.12	3,860		.81		.81		1.79
11/30/2019	47.63	.94	5.35	6.29	(1.01)	(2.12)	(3.13)	50.79	14.34	3,494		.83		.83		1.98
11/30/2018	52.84	1.07	(2.88)	(1.81)	(.89)	(2.51)	(3.40)	47.63	(3.77)	3,291		.83		.83		2.10

Refer to the end of the table for footnotes.

Capital World Growth and Income Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2022	$63.87	$.72	$(7.45)	$(6.73)	$(.56)	$(3.31)	$(3.87)	$53.27	(11.17)%	$92		1.55%		1.55%		1.32%
11/30/2021	56.45	.53	7.28	7.81	(.39)	—	(.39)	63.87	13.84	136		1.52		1.52		.84
11/30/2020	50.56	.51	6.09	6.60	(.31)	(.40)	(.71)	56.45	13.29	156		1.55		1.55		1.03
11/30/2019	47.41	.58	5.34	5.92	(.65)	(2.12)	(2.77)	50.56	13.50	413		1.58		1.58		1.24
11/30/2018	52.56	.67	(2.86)	(2.19)	(.45)	(2.51)	(2.96)	47.41	(4.49)	462		1.59		1.59		1.32
Class 529-E:
11/30/2022	63.99	1.01	(7.46)	(6.45)	(.88)	(3.31)	(4.19)	53.35	(10.71)	97		1.02		1.02		1.86
11/30/2021	56.56	.86	7.29	8.15	(.72)	—	(.72)	63.99	14.44	122		1.01		1.01		1.36
11/30/2020	50.70	.78	6.09	6.87	(.61)	(.40)	(1.01)	56.56	13.92	117		1.02		1.02		1.57
11/30/2019	47.55	.84	5.34	6.18	(.91)	(2.12)	(3.03)	50.70	14.09	119		1.04		1.04		1.76
11/30/2018	52.76	.96	(2.89)	(1.93)	(.77)	(2.51)	(3.28)	47.55	(3.98)	123		1.05		1.05		1.88
Class 529-T:
11/30/2022	64.32	1.27	(7.50)	(6.23)	(1.15)	(3.31)	(4.46)	53.63	(10.28)[5]	—	[6]	.54	[5]	.54	[5]	2.33	[5]
11/30/2021	56.84	1.14	7.33	8.47	(.99)	—	(.99)	64.32	14.94 [5]	—	[6]	.56	[5]	.56	[5]	1.80	[5]
11/30/2020	50.98	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.84	14.40 [5]	—	[6]	.56	[5]	.56	[5]	2.02	[5]
11/30/2019	47.80	1.05	5.38	6.43	(1.13)	(2.12)	(3.25)	50.98	14.62 [5]	—	[6]	.59	[5]	.59	[5]	2.20	[5]
11/30/2018	53.02	1.19	(2.89)	(1.70)	(1.01)	(2.51)	(3.52)	47.80	(3.54)[5]	—	[6]	.59	[5]	.59	[5]	2.32	[5]
Class 529-F-1:
11/30/2022	64.15	1.21	(7.48)	(6.27)	(1.10)	(3.31)	(4.41)	53.47	(10.39)[5]	—	[6]	.63	[5]	.63	[5]	2.23	[5]
11/30/2021	56.69	1.12	7.33	8.45	(.99)	—	(.99)	64.15	14.93 [5]	—	[6]	.60	[5]	.60	[5]	1.76	[5]
11/30/2020	50.84	1.08	6.00	7.08	(.83)	(.40)	(1.23)	56.69	14.40 [5]	—	[6]	.57	[5]	.57	[5]	2.18	[5]
11/30/2019	47.68	1.05	5.35	6.40	(1.12)	(2.12)	(3.24)	50.84	14.60	188		.60		.60		2.21
11/30/2018	52.90	1.18	(2.88)	(1.70)	(1.01)	(2.51)	(3.52)	47.68	(3.55)	171		.60		.60		2.32
Class 529-F-2:
11/30/2022	64.36	1.28	(7.51)	(6.23)	(1.16)	(3.31)	(4.47)	53.66	(10.26)	245		.52		.52		2.35
11/30/2021	56.87	1.15	7.34	8.49	(1.00)	—	(1.00)	64.36	14.96	264		.55		.55		1.81
11/30/2020[7,8]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08 [9]	215		.05	[9]	.05	[9]	.03	[9]
Class 529-F-3:
11/30/2022	64.36	1.30	(7.50)	(6.20)	(1.19)	(3.31)	(4.50)	53.66	(10.22)	—	[6]	.48		.48		2.38
11/30/2021	56.87	1.20	7.34	8.54	(1.05)	—	(1.05)	64.36	15.06	—	[6]	.50		.47		1.89
11/30/2020[7,8]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08 [9]	—	[6]	.06	[9]	.04	[9]	.04	[9]
Class R-1:
11/30/2022	63.62	.73	(7.42)	(6.69)	(.59)	(3.31)	(3.90)	53.03	(11.16)	127		1.51		1.51		1.35
11/30/2021	56.24	.54	7.25	7.79	(.41)	—	(.41)	63.62	13.88	155		1.51		1.51		.86
11/30/2020	50.41	.53	6.06	6.59	(.36)	(.40)	(.76)	56.24	13.32	158		1.52		1.52		1.07
11/30/2019	47.28	.60	5.33	5.93	(.68)	(2.12)	(2.80)	50.41	13.56	177		1.54		1.54		1.28
11/30/2018	52.48	.70	(2.87)	(2.17)	(.52)	(2.51)	(3.03)	47.28	(4.46)	191		1.54		1.54		1.39

Refer to the end of the table for footnotes.

30	Capital World Growth and Income Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2022	$63.42	$.72	$(7.40)	$(6.68)	$(.59)	$(3.31)	$(3.90)	$52.84	(11.17)%	$529	1.53%	1.53%	1.34%
11/30/2021	56.06	.54	7.24	7.78	(.42)	—	(.42)	63.42	13.88	682	1.51	1.51	.86
11/30/2020	50.25	.53	6.04	6.57	(.36)	(.40)	(.76)	56.06	13.33	681	1.52	1.52	1.08
11/30/2019	47.15	.60	5.30	5.90	(.68)	(2.12)	(2.80)	50.25	13.53	722	1.54	1.54	1.27
11/30/2018	52.34	.70	(2.86)	(2.16)	(.52)	(2.51)	(3.03)	47.15	(4.45)	755	1.54	1.54	1.38
Class R-2E:
11/30/2022	64.05	.90	(7.47)	(6.57)	(.76)	(3.31)	(4.07)	53.41	(10.89)	60	1.23	1.23	1.65
11/30/2021	56.61	.73	7.30	8.03	(.59)	—	(.59)	64.05	14.22	71	1.21	1.21	1.16
11/30/2020	50.75	.68	6.09	6.77	(.51)	(.40)	(.91)	56.61	13.65	69	1.22	1.22	1.38
11/30/2019	47.59	.74	5.36	6.10	(.82)	(2.12)	(2.94)	50.75	13.88	67	1.24	1.24	1.56
11/30/2018	52.80	.86	(2.88)	(2.02)	(.68)	(2.51)	(3.19)	47.59	(4.15)	58	1.24	1.24	1.68
Class R-3:
11/30/2022	63.85	.98	(7.46)	(6.48)	(.84)	(3.31)	(4.15)	53.22	(10.76)	1,061	1.07	1.07	1.80
11/30/2021	56.43	.82	7.28	8.10	(.68)	—	(.68)	63.85	14.37	1,365	1.06	1.06	1.31
11/30/2020	50.59	.75	6.07	6.82	(.58)	(.40)	(.98)	56.43	13.84	1,440	1.07	1.07	1.52
11/30/2019	47.45	.82	5.33	6.15	(.89)	(2.12)	(3.01)	50.59	14.05	1,568	1.09	1.09	1.73
11/30/2018	52.65	.93	(2.87)	(1.94)	(.75)	(2.51)	(3.26)	47.45	(4.02)	1,693	1.09	1.09	1.83
Class R-4:
11/30/2022	64.17	1.15	(7.49)	(6.34)	(1.02)	(3.31)	(4.33)	53.50	(10.48)	1,084	.77	.77	2.11
11/30/2021	56.71	1.02	7.31	8.33	(.87)	—	(.87)	64.17	14.71	1,340	.76	.76	1.61
11/30/2020	50.84	.91	6.09	7.00	(.73)	(.40)	(1.13)	56.71	14.20	1,459	.77	.77	1.83
11/30/2019	47.67	.96	5.36	6.32	(1.03)	(2.12)	(3.15)	50.84	14.37	1,520	.79	.79	2.02
11/30/2018	52.89	1.09	(2.89)	(1.80)	(.91)	(2.51)	(3.42)	47.67	(3.72)	1,640	.79	.79	2.13
Class R-5E:
11/30/2022	64.24	1.25	(7.49)	(6.24)	(1.13)	(3.31)	(4.44)	53.56	(10.29)	140	.57	.57	2.30
11/30/2021	56.77	1.14	7.33	8.47	(1.00)	—	(1.00)	64.24	14.94	139	.56	.56	1.80
11/30/2020	50.91	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.77	14.41	110	.56	.56	2.03
11/30/2019	47.74	1.04	5.39	6.43	(1.14)	(2.12)	(3.26)	50.91	14.64	82	.58	.58	2.19
11/30/2018	52.96	1.20	(2.89)	(1.69)	(1.02)	(2.51)	(3.53)	47.74	(3.53)	37	.58	.58	2.37
Class R-5:
11/30/2022	64.38	1.32	(7.52)	(6.20)	(1.19)	(3.31)	(4.50)	53.68	(10.20)	399	.47	.47	2.41
11/30/2021	56.89	1.21	7.34	8.55	(1.06)	—	(1.06)	64.38	15.05	530	.46	.46	1.91
11/30/2020	51.02	1.06	6.09	7.15	(.88)	(.40)	(1.28)	56.89	14.51	542	.47	.47	2.13
11/30/2019	47.83	1.11	5.37	6.48	(1.17)	(2.12)	(3.29)	51.02	14.74	745	.49	.49	2.34
11/30/2018	53.05	1.25	(2.89)	(1.64)	(1.07)	(2.51)	(3.58)	47.83	(3.44)	1,125	.49	.49	2.44
Class R-6:
11/30/2022	64.37	1.33	(7.50)	(6.17)	(1.22)	(3.31)	(4.53)	53.67	(10.17)	28,848	.42	.42	2.45
11/30/2021	56.87	1.24	7.35	8.59	(1.09)	—	(1.09)	64.37	15.14	30,071	.41	.41	1.94
11/30/2020	51.01	1.09	6.08	7.17	(.91)	(.40)	(1.31)	56.87	14.56	21,684	.42	.42	2.18
11/30/2019	47.82	1.12	5.39	6.51	(1.20)	(2.12)	(3.32)	51.01	14.82	18,613	.43	.43	2.36
11/30/2018	53.04	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.82	(3.39)	15,132	.44	.44	2.48

Refer to the end of the table for footnotes.

Capital World Growth and Income Fund	31

Financial highlights (continued)

	Year ended November 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[10]	32%	32%	36%	23%	49%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

32	Capital World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 9, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital World Growth and Income Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2022, through November 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	Capital World Growth and Income Fund

Expense example (continued)

	Beginning account value 6/1/2022	Ending account value 11/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$978.92	$3.82	.77%
Class A – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class C – actual return	1,000.00	975.15	7.48	1.51
Class C – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class T – actual return	1,000.00	979.98	2.58	.52
Class T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-1 – actual return	1,000.00	978.72	4.02	.81
Class F-1 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 – actual return	1,000.00	979.84	2.68	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	980.61	2.09	.42
Class F-3 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class 529-A – actual return	1,000.00	978.68	3.97	.80
Class 529-A – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class 529-C – actual return	1,000.00	974.95	7.77	1.57
Class 529-C – assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-E – actual return	1,000.00	977.64	5.11	1.03
Class 529-E – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-T – actual return	1,000.00	979.98	2.78	.56
Class 529-T – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-F-1 – actual return	1,000.00	979.28	3.23	.65
Class 529-F-1 – assumed 5% return	1,000.00	1,021.81	3.29	.65
Class 529-F-2 – actual return	1,000.00	979.89	2.63	.53
Class 529-F-2 – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-F-3 – actual return	1,000.00	980.26	2.43	.49
Class 529-F-3 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-1 – actual return	1,000.00	975.01	7.53	1.52
Class R-1 – assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-2 – actual return	1,000.00	975.06	7.58	1.53
Class R-2 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2E – actual return	1,000.00	976.60	6.09	1.23
Class R-2E – assumed 5% return	1,000.00	1,018.90	6.23	1.23
Class R-3 – actual return	1,000.00	977.33	5.30	1.07
Class R-3 – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class R-4 – actual return	1,000.00	978.84	3.82	.77
Class R-4 – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-5E – actual return	1,000.00	979.83	2.88	.58
Class R-5E – assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-5 – actual return	1,000.00	980.25	2.33	.47
Class R-5 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-6 – actual return	1,000.00	980.60	2.09	.42
Class R-6 – assumed 5% return	1,000.00	1,022.96	2.13	.42

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Growth and Income Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2022:

Long-term capital gains	$6,299,072,000
Foreign taxes	$0.06 per share
Foreign source income	$1.16 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$92,344,000
Corporate dividends received deduction	$934,349,000
U.S. government income that may be exempt from state taxation	$15,247,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

36	Capital World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital World Growth and Income Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefitted from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	Capital World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016-2020)	6	Collegium Pharmaceutical, Inc.; SI–Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
Merit E. Janow, 1958	2001	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptive (autonomous and green vehicle technology); Mastercard Incorporated
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc. (educational technology company)
Christopher E. Stone, 1956 Chair of the Board (Independent and Non-Executive)	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Kathy J. Williams, 1955	2021	Board Chair, Above & Beyond Teaching	7	None
Amy Zegart, PhD, 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustee5,6

Name, year of birth and position with fund	Year first Elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President and Trustee	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]	3	None
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 40 for footnotes.

Capital World Growth and Income Fund	39

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael Cohen, 1961 Co-President	2008 – 2009, 2014	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Jeremy Burge, 1961 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital International Asset Management (Canada), Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Lara Pellini, 1975 Senior Vice President	2021	Partner — Capital World Investors, Capital Research Company [7]; Director, The Capital Group Companies, Inc.[7]
Renaud H. Samyn, 1974 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital International Inc.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Jeremy Burge, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

40	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	41

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42	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WGI

Registrant:

a) Audit Fees:
Audit	2021	203,000
	2022	133,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	9,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	None
	2022	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2021 and $9,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2023

By ___/s/ Gregory F. Niland__________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2023